UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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EQUINOX FUNDS TRUST

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EQUINOX CAMPBELL STRATEGY FUND

EQUINOX FUNDS TRUST

P.O. BOX 701

MILWAUKEE, WISCONSIN 53201

January 9, 2018

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 5, 2018

Dear Shareholder:

A special meeting of shareholders of the Equinox Campbell Strategy Fund (the “Fund”), a series of Equinox Funds Trust (the “Trust”), will be held at the offices of Equinox Institutional Asset Management, LP (“Equinox”), 47 Hulfish Street, Suite 510, Princeton, New Jersey, 08542, on February 5, 2018, at 10:30 a.m. The purpose of the meeting is set forth in the enclosed notice, proxy statement and proxy card.

We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card and be sure to sign, date and return it to us in the enclosed postage paid envelope. You may also provide the Fund with your vote by telephone using the toll-free number listed on your proxy card, by using the Internet, or in person at the Meeting. Specific instructions for these voting options can be found on the enclosed proxy card.

YOUR VOTE IS IMPORTANT. Please submit your proxy as soon as possible. If we do not receive your vote by January 22, 2018, a representative of the Trust or Equinox may contact you. Thank you for your response and for your continued investment in the Fund.

Sincerely,

Robert Enck

President

Equinox Funds Trust

EQUINOX CAMPBELL STRATEGY FUND

EQUINOX FUNDS TRUST

P.O. BOX 701

MILWAUKEE, WISCONSIN 53201

We encourage you to read the full text of the enclosed Proxy Statement to shareholders (“Proxy Statement”). For your convenience we also have provided answers to frequently asked questions relating to, and a brief summary of, the proposals to be voted on by shareholders at the special meeting of shareholders to be held on February 5, 2018 (the “Meeting”). By its very nature, the following “Frequently Asked Questions” section is a summary and is not intended to be as detailed as the discussion found later in the Proxy Statement and related materials. For that reason, the information in this section is qualified in its entirety by reference to the enclosed Proxy Statement.

FREQUENTLY ASKED QUESTIONS

Q.    What am I being asked to vote upon?

A.    At the Meeting scheduled for February 5, 2018, you will be asked to approve a New Fee Schedule to the Investment Advisory Agreement entered into on November 16, 2012, in addition to a sub-advisory agreement between the Trust, on behalf of the Equinox Campbell Strategy Fund (the “Fund”), and Equinox Institutional Asset Management, LP (“Equinox” or the “Adviser”), the investment adviser to the Fund, and Campbell & Company Investment Adviser LLC (“Campbell” and the “Sub-Adviser”) (“Sub-Advisory Agreement”). You will also be asked to authorize the Board of Trustees of the Trust (the “Board”) and Equinox to enter into and materially amend investment advisory sub-advisory agreements on behalf of the Fund without obtaining shareholder approval, in reliance on the exemptive order issued by the Securities and Exchange Commission (“Order”).

Q.    Why am I being asked to vote on the New Fee Schedule and the Sub-Advisory Agreement?

A.    Equinox has recommended to the Board, and the Board has approved, subject to required shareholder approvals, that Equinox obtain exposure to the managed futures trading strategy of Campbell (the “Campbell Program”) by contracting with Campbell to manage a portion of the Fund’s assets directly or indirectly through the Fund’s subsidiary, pursuant to the Campbell Program. Currently, the Fund obtains exposure to the performance of the Campbell Program by entering into a total return swap agreement (the “Swap”) that provides the returns of the Campbell Program, net of any fees and expenses of the Campbell Program, in exchange for a negotiated interest rate.

If shareholders of the Fund approve the New Fee Schedule and the Sub-Advisory Agreement, Equinox will enter into a sub-advisory agreement with Campbell pursuant to which Equinox will pay Campbell an asset-based sub-advisory fee. The New Fee Schedule will increase the investment advisory fee payable to Equinox to reflect its obligations to compensate Campbell for its services and will increase the annual operating expenses of the Fund; however, the implementation of the Fund’s investment strategy through a sub-adviser, rather than through the Swap, will result in an overall net decrease of aggregate direct and indirect expenses of the Fund in connection with its investments and operations. The proposed sub-advisory fee was negotiated at arm’s length between Equinox and Campbell and is intended to correspond to the fees that the Swap’s reference asset pays to Campbell (and to which the Fund is indirectly subject because amounts paid under the terms of the Swap reflect performance of the Campbell Program net of fees and expenses). The indirect fees to which the Fund is subject are not presented in the fee table under the heading “Comparison of Current Fees and Expenses,” but are presented in table under the heading “Supplemental Expense Information.” Equinox is requesting that shareholders approve the New Fee Schedule to increase the investment advisory fee payable to Equinox by the Fund from 0.75% to 1.64%, and approve the Sub-Advisory Agreement by which Equinox will pay Campbell a sub-advisory fee for the sub-advisory services Campbell will provide to the Fund.

Q.    Why am I being asked to authorize the Board and Equinox to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval?

A.    The Order allows Equinox to have the ability to hire and replace sub-advisers and materially amend sub-advisory agreements for the Fund, subject to the prior approval of the Board, but without shareholder approval, if certain conditions are met. This gives the Board the flexibility to enter into or materially amend a sub-advisory agreement while avoiding the cost of soliciting a vote of shareholders.

Q.    What happens if the New Fee Schedule and the Sub-Advisory Agreement are not approved?

A.    If the shareholders of the Fund do not approve the New Fee Schedule or the Sub-Advisory Agreement at the Meeting or any adjournment or postponement thereof, the Board will take such further action as it deems necessary and in the best interests of the shareholders of the Fund.

Q.    What happens if shareholders do not approve of the use of the Order?

A.    If the shareholders of the Fund do not approve the use of the Order, the Board and Equinox will have to solicit a vote of shareholders, (and the Fund will pay the cost of such solicitation) in each instance the Board and Equinox wish to enter into and materially amend investment sub-advisory agreements on behalf of the Fund.

Q.    How does the Board recommend that I vote?

A.    After careful consideration, the Board recommends that you vote “FOR” each of the proposals on the enclosed proxy card.

Q.    What vote is required to approve the proposals?

A.    Each proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.    How do I place my vote?

A.    You may provide the Fund with your vote by mail with the enclosed proxy card, by telephone using the toll-free number listed on your proxy card, by using the Internet, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call 866-492-5764.

Q.    Whom do I call for more information?

A.    Should you require additional information regarding the proxy or a replacement proxy card, you may call 866-492-5764.

EQUINOX FUNDS TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

EQUINOX CAMPBELL STRATEGY FUND

TO BE HELD ON

FEBRUARY 5, 2018

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on February 5, 2018. The Proxy Statement, Annual Report and Semi-Annual Report are available at http://equinoxfunds.com or by calling the Fund at 1-888-838-0770.

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Equinox Campbell Strategy Fund (the “Fund”), a series of Equinox Funds Trust (the “Trust”), will be held on February 5, 2018, at 10:30 a.m., Eastern Time, at the offices of Equinox Institutional Asset Management, LP (“Equinox”), 47 Hulfish Street, Suite 510, Princeton, New Jersey, 08542, for the following purposes:

1.	To approve a new fee schedule to the investment advisory agreement between the Trust, on behalf of the Fund, and Equinox;

2.	To approve a sub-advisory agreement by and between the Trust, on behalf of the Fund, Campbell & Company Investment Adviser LLC and Equinox;

3.	To authorize the Board of Trustees of the Trust and Equinox to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval; and

4.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of record as of December 12, 2017 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest (“Shares”) of the Fund present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.

The proposals referred to above are discussed in detail in the proxy statement attached to this notice. Each shareholder is invited to attend the Meeting in person. If you cannot be present at the Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the Meeting can be held without additional expense and a maximum number of Shares may be voted.

Your vote is important to us. Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees of the Trust,

Robert Enck

President

Equinox Funds Trust

January 9, 2018

IMPORTANT

We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so.

EQUINOX FUNDS TRUST

17605 WRIGHT STREET, SUITE 2

OMAHA, NEBRASKA 68130

PROXY STATEMENT

DATED JANUARY 9, 2018

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF

EQUINOX CAMPBELL STRATEGY FUND

TO BE HELD ON FEBRUARY 5, 2018

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Equinox Funds Trust (the “Trust”), on behalf of Equinox Campbell Strategy Fund (the “Fund”), a series of the Trust, for use at the special meeting of shareholders of the Fund to be held on February 5, 2018, at 10:30 a.m. (Eastern Time), at the offices of Equinox Institutional Asset Management, LP (“Equinox”), 47 Hulfish Street, Suite 510, Princeton, New Jersey, 08542, and at any adjournments or postponements thereof (the “Meeting”). The Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card are first being mailed to shareholders of the Fund on or about January 9, 2018.

PURPOSE OF MEETING

The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposals (the “Proposals”) and to transact such other business as may properly come before the Meeting and any adjournments thereof:

Proposal 1 – To approve a new fee schedule to the Investment Advisory Agreement between the Trust, on behalf of the Fund and Equinox (the “New Fee Schedule”);

Proposal 2 – To approve a sub-advisory agreement by and between the Trust, on behalf of the Fund, Campbell & Company Investment Adviser LLC (“Campbell”) and Equinox (the “Sub-Advisory Agreement”); and

Proposal 3 – To authorize the Board and Equinox to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval.

The persons named in the accompanying proxy will vote the number of shares of beneficial interest (“Shares”) of the Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposal.

Shareholders of record of the Fund as of the close of business on December 12, 2017 (the “Record Date”), are entitled to attend and to vote at the Meeting. As of the Record Date there were issued and outstanding 37,515,556.690 shares. Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. Photographic identification will be required for admission to the Meeting.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Fund at 866-492-5764. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at Equinox Campbell Strategy Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701 Milwaukee, Wisconsin 53201-0701 or call 1-888-838-0770.

A copy of the most recent Annual Report and Semi-Annual Report for the Fund is available upon request, without charge, by writing to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701 Milwaukee, Wisconsin 53201-0701 or call 1-888-838-0770.

OVERVIEW

Equinox serves as investment adviser to the Fund pursuant to an investment advisory agreement dated November 16, 2012 (the “Current Agreement”), by and between the Trust, on behalf of the Fund, and Equinox. Pursuant to the terms of the Current Agreement, Equinox is responsible for managing the Fund’s investment strategy in accordance with the Fund’s investment objective. Since its inception, the Fund’s investment objective has been to seek to achieve long-term capital appreciation.

Currently, the Fund pursues its investment objective either directly or indirectly through its wholly-owned subsidiary by entering into a total return swap agreement that provides exposure to the managed futures trading strategy of Campbell (the “Campbell Program”) that utilizes futures contracts to provide exposure to stock indices, interest rates, currencies and commodities. The Campbell Program is a quantitative managed futures program implementing trend following and other strategies. Campbell does not act as an investment adviser (as defined under the 1940 Act) to the Fund or the Fund’s wholly-owned subsidiary. Instead, the Fund obtains exposure to the performance of the Campbell Program through a swap entered into with Deutsche Bank, AG (the “Swap Counterparty”) that references the performance of the Campbell Program (the “Swap”). Under the terms of the Swap, the Fund receives the performance of the Campbell Program net of the embedded costs, which include any fees paid to the Swap Counterparty and any fees and expenses associated with Campbell Program referenced by the Swap (the “Embedded Swap Fees”).

On September 19, 2013, the Securities and Exchange Commission issued an exemptive order for Equinox from Section 15(a) of the Investment Company Act of 1940 (the “Order”). The Order allows Equinox to have the ability to hire and replace sub-advisors and materially amend sub-advisory agreements for the Fund, subject to the prior approval of the Board, but without shareholder approval, if certain conditions are met, including shareholder approval to use the Order.

At a meeting of the Board of the Trust on November 16, 2017, Equinox recommended that the Fund discontinue the use of the Swap to obtain exposure to Campbell Program, and, instead, hire Campbell as a sub-adviser to the Fund to manage a portion of the Fund’s assets pursuant to the Campbell Program.

In order to implement these proposed changes, Equinox recommended the following changes be approved by the Board and recommended to shareholders for their approval: (i) the New Fee Schedule, and (ii) the addition of Campbell as a sub-adviser to manage the portion of the Fund’s assets allocated to the Campbell Program.

If shareholders of the Fund approve the New Fee Schedule and the Sub-Advisory Agreement, Equinox will enter into a sub-advisory agreement with Campbell pursuant to which Equinox will pay Campbell an asset-based sub-advisory fee based on the Fund’s average daily net assets. The New Fee Schedule will increase the investment advisory fee payable to Equinox to reflect its obligations to compensate Campbell for its services and will increase the annual operating expenses of the Fund; however, the implementation of the Fund’s investment strategy through a sub-adviser, rather than through the Swap, is expected to result in an overall net decrease of direct and indirect expenses of the Fund in connection with its investments and operations. The proposed sub-advisory fee was negotiated at arm’s length between Equinox and Campbell and is intended to be comparable to the fees that the Swap’s reference asset pays to Campbell (and to which the Fund is indirectly subject because amounts paid under the terms of the Swap reflect performance of the Campbell Program net of fees and expenses). If shareholders approve Proposals 1 and 2, the Fund will terminate the Swap, and Campbell, as a sub-adviser to the Fund, will manage a portion of the Fund’s assets pursuant to the Campbell Program.

As a result of the change in implementation of its strategy (from the use of a swap to a sub-advised portfolio), the Fund’s total management fees and total annual operating expenses as disclosed in the Fund’s Prospectus and financial statements will reflect an increase in such expenses of 0.89% and 0.79%, respectively with respect to Class A, Class C and Class I. The total management fees and total annual operating expenses will increase by 0.89% and 1.04%, respectively, with respect to Class P. However, the change in implementation of the Fund’s strategy will eliminate the expenses of the Swap resulting in a net benefit to the Fund and its shareholders. Additionally, the change in the manner in which Equinox pursues the Fund’s strategy is not expected to materially impact the performance of the Fund since the impact of the higher advisory fees payable to Equinox are expected to reduce the net performance of the Fund to a lesser extent than the Embedded Swap Fees. Accordingly, Equinox is requesting that shareholders approve the New Fee Schedule to increase the investment advisory fee payable to Equinox by the Fund from 0.75% to 1.64% of the average daily net assets of the Fund.

Based on Equinox’s findings and recommendation, the Board including those Trustees who are not “interested persons” of the Trust, approved (i) the amendment to the advisory fee schedule to the Current Agreement, contingent upon shareholder approval and (ii) the appointment of Campbell as sub-adviser to the Fund, contingent upon shareholder approval. Because the Board is soliciting a vote of shareholders for the approvals of the New Fee Schedule and the Sub-Advisory Agreement, the Board further determined it would be appropriate to seek shareholder approval to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval going forward, in order to meet the shareholder approval condition of the Order.

PROPOSAL #1:	TO APPROVE A NEW FEE SCHEDULE TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND EQUINOX

Background:

Equinox has recommended to the Board, and the Board has approved, subject to required shareholder approvals, that Equinox obtain exposure to the Campbell Program by contracting with Campbell to manage a portion of the Fund’s assets directly or indirectly through the Fund’s subsidiary, pursuant to the managed futures trading strategy of the Campbell Program. Currently, the Fund obtains exposure to the performance of the Campbell Program by entering into a swap agreement that utilizes the Campbell Program as its reference asset (or a trading company utilizing the Campbell Program).

The Current Agreement, dated March 1, 2013, was last submitted to the sole shareholder on that date in connection with the commencement of the Fund’s operations. The Board of the Trust, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, unanimously approved the continuation of the advisory agreement between Equinox and the Trust, for the Fund, at an in-person meeting held on November 16, 2017.

If shareholders of the Fund approve the New Fee Schedule and the Sub-Advisory Agreement, Equinox will enter into a sub-advisory agreement with Campbell pursuant to which Equinox will pay Campbell a sub-advisory fee based on the Fund’s average daily net assets. The New Fee Schedule will increase the investment advisory fee payable to Equinox to reflect its obligations to compensate Campbell for its services and will increase the annual operating expenses of the Fund; however, the implementation of the Fund’s investment strategy through a sub-adviser, rather than through the Swap, will result in an overall net decrease of direct and indirect expenses of the Fund in connection with its investments and operations. The proposed sub-advisory fee was negotiated at arm’s length between Equinox and Campbell and is intended to be comparable to the fees that the Swap’s reference asset pays to Campbell (and to which the Fund is indirectly subject because amounts paid under the terms of the Swap reflect performance of the Campbell Program net of fees and expenses). Accordingly, Equinox is requesting that shareholders approve the New Fee Schedule to increase the investment advisory fee payable to Equinox by the Fund from 0.75% to 1.64%. The proposed New Fee Schedule as approved by the Trustees is attached as Exhibit A.

Comparison of Current Fees and Expenses:

The following table describes the fees and expenses associated with holding Class A, Class C, Class P and Class I shares of the Fund. The tables compare the fee and expense information for the Fund currently and the pro forma estimated fees and expenses of the Fund following the approval of the New Fee Schedule. Pro forma expense ratios of the Fund shown should not be considered an actual representation of future expenses. Such pro forma expense ratios of the Fund project anticipated expense levels, but actual ratios may be greater or less than those shown. The indirect fees to which the Fund is subject are not presented in the fee table in this section but are presented in table under the heading “Supplemental Expense Information.”

A comparison of the fee schedule to the Current Agreement, as applicable to the Fund, with the new Fee Schedule, as applicable to the Fund, is set forth below.

Annual Advisory Fee as a Percentage of the Fund’s Average Daily Net Assets
Current	0.75% (75 basis points)
Proposed	1.64% (164 basis points)

The Fund paid advisory fees of $4,221,400 for the fiscal year ended September 30, 2017. After giving effect to the contractual fee cap in place, Equinox waived a portion of their fees and reimbursed the Fund for operating expenses in the amount of $947,515 for the fiscal year ended September 30, 2017. Had the proposed fee schedule been in effect during 2017, the Fund would have paid advisory fees of $9,230,795, representing an increase of approximately 119%.

Shareholder Fees (fees paid directly from your investment)

	Class A				Class C				Class I		Class P
	FY Ended 9/30/17		Pro Forma		FY Ended 9/30/17		Pro Forma		FY Ended 9/30/17	Pro Forma	FY Ended 9/30/17	Pro Forma

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		5.75%		None		None		None	None	None	None

Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00	%(1)	1.00	%(1)	1.00	%(2)	1.00	%(2)	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None		None		None		None		None	None	None	None

Wire Redemption Fee (as a % of amount redeemed, if sold before 30 days)(3)	$15.00		$15.00		$15.00		$15.00		$15.00	$15.00	$15.00	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A				Class C				Class I				Class P
	FY Ended 9/30/17		Pro Forma		FY Ended 9/30/17		Pro Forma		FY Ended 9/30/17		Pro Forma		FY Ended 9/30/17		Pro Forma
Management Fees	0.75	%(4)	1.64%		0.75	%(4)	1.64%		0.75	%(4)	1.64%		0.75	%(4)	1.64%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		1.00%		1.00%		None		None		0.00	%(5)	0.25	%(5)
Total Other Expenses	0.33%		0.33%		0.33%		0.33%		0.33%		0.33%		0.33%		0.33%
Shareholder Service Fees	0.00	%(6)	0.00	%(6)	None		None		None		None		0.00	%(6)	0.00	%(6)
Other Expenses	0.33	%(7)	0.33	%(9)	0.33	%(7)	0.33	%(9)	0.33	%(7)	0.33	%(9)	0.33	(7)	0.33	%(9)
Interest Expense	0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%

Total Annual Fund Operating Expenses	1.33	%(8)	2.22	%(9)	2.08	%(8)	2.97	%(9)	1.08	%(8)	1.97	%(9)	1.08	%(8)	2.22	%(9)

Fee Waiver and/or Expense Reimbursement	(0.18	)%(8)	(0.28	)%(9)	(0.18	)%(8)	(0.28	)%(9)	(0.18	)%(8)	(0.28	)%(9)	(0.18	)%(8)	(0.28	)%(9)
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)	1.15	%(8)	1.94	%(9)	1.90	%(8)	2.69	%(9)	0.90	%(8)	1.69	%(9)	0.90	%(8)	1.94	%(9)

(1) A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. You should contact your financial intermediary to determine whether you are subject to the CDSC.

(2) A CDSC of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares.

(3) The Fund’s transfer agent charges this fee for each wire redemption.

(4) “Management Fees” include a management fee paid to Equinox Institutional Asset Management, LP (the “Equinox”) by the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”) at the annual rate of 0.75% of the Subsidiary’s average daily net assets. Equinox has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to Equinox by the Subsidiary. This undertaking may not be terminated by Equinox as long as the investment advisory agreement between the Subsidiary and Equinox is in place unless Equinox obtains the prior approval of the Fund’s Board of Trustees. This item displays the Management Fees that would be charged at the current net asset level.

(5) The Fund has adopted a distribution plan for Class A shares and Class P shares pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the 1940 Act that permits payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Class A shares and payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Class P shares. The Fund did not make payments under the Rule 12b-1 Plan with respect to Class P Shares during the fiscal year ended September 30, 2017. However, during the current fiscal year, the Fund has commenced accruing fees under the Rule 12b-1 Plan.

(6) The Fund may enter into shareholder services arrangements with broker-dealers, banks, trust companies, and other financial services firms under which such firms agree to provide certain support services to Class A and Class P shareholders for a fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and Class P shares, as applicable. However, the Fund did not make any payments pursuant to such shareholder services arrangements with respect to Class A and Class P shares during the fiscal year ended September 30, 2017.

(7) This item does not include management fees paid by the Subsidiary to Equinox, which are included in “Management Fees.” “Other Expenses” include expenses of the Fund’s Subsidiary. “Other Expenses” does not include direct or indirect costs associated with any over-the-counter (“OTC”) derivatives that provide the Fund with exposure to the Campbell Program (as defined below), which is the primary manner in which the Fund gains exposure to the Campbell Program. Costs associated with such derivative instruments include any fees paid to the derivative instrument counterparty and any fees and expenses associated with Campbell Program referenced by such derivative instruments. Such costs are included in the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund. Counterparty fees are subject to fluctuation depending on prevailing interest rates, the performance of the Campbell Program and the degree to which such over-the-counter derivatives are employed. To the extent that such interest rates increase above current levels, the cost of the Fund’s investment in swaps and other OTC derivatives will increase. Campbell Program fees currently include an aggregate weighted average management fee of 1.00% (annualized) of notional exposure and an incentive/performance fee of 20% of new high net trading profits, respectively. Based on an average notional exposure of approximately 100% of Fund assets during the most recent fiscal year, the Fund indirectly was subject to estimated counterparty fees of approximately 0.35% (annualized) of Fund assets and Campbell Program management fees of approximately 1.00% and no incentive/performance fees. The performance of the Fund is net of all such embedded management and incentive/performance fees.

(8) Equinox has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund” fees and expenses, (v) any expenses of the Subsidiary including trading company expenses, (vi) any class specific fees and expenses, and (vii) brokerage commissions, do not exceed, on an annual basis, 0.90% of the Fund’s average daily net assets. Equinox has contractually agreed to reduce its fees and/or reimburse expenses of the Fund until at least January 31, 2018. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to Equinox. Equinox shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which Equinox reduced its compensation and/or assumed expenses for the Fund. Equinox is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment by Equinox will occur unless the Fund’s operating expenses are below the expense limitation amount.

(9) This item does not include management fees paid by the Subsidiary to Equinox, which are included in “Management Fees.” “Other Expenses” include expenses of the Fund’s Subsidiary. Equinox and Campbell have contractually agreed to reduce their advisory and/or sub-advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund” fees and expenses, and (v) brokerage commissions, do not exceed as a percentage of a Class’s average daily net assets, on an annual basis, 1.94% with respect to Class A shares, 2.69% with respect to Class C shares, 1.69% with respect to Class I shares, and 1.69% with respect to Class P shares of the Fund. The Expense Limitation of 1.69% with respect to the Fund’s Class P Shares set forth in the preceding sentence is exclusive of fees or expenses paid under the Class P Rule 12b-1 or shareholder service plans; accordingly, the effective expense limitation is currently anticipated to be 1.94%. Equinox and Campbell have contractually agreed to reduce their fees and/or reimburse expenses of the Fund until at least January 2019. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to Equinox. Equinox and Campbell shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which Equinox and Campbell reduced their compensation and/or assumed expenses for the Fund. Equinox and Campbell are permitted to seek reimbursement from the Fund, subject to certain limitations, for fees they waived and Fund expenses they paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment by Equinox or Campbell will occur unless the Fund’s operating expenses are below the expense limitation amount.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class P and Class C shares of the Fund and $100,000 (investment minimum) in Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Current:

	1 Year	3 Years	5 years	10 Years
Class A	$117	$385	$693	$1,569
Class C	$193	$616	$1,085	$2,381
Class I	$918	$3,068	$5,597	$12,839
Class P	$92	$307	$560	$1,284

Pro Forma:

	1 Year	3 Years	5 years	10 Years
Class A	$197	$639	$1,137	$2,509
Class C	$272	$865	$1,512	$3,249
Class I	$1,718	$5,627	$10,092	$22,493
Class P	$197	$639	$1,137	$2,509

Advisory Fees Paid to the Adviser:

	Gross Advisory Fee	Advisory Fee Waived	Expense Reimbursement	Net Advisory Fee
Estimated Fees Under New Fee Arrangement	$9,230,795	($1,857,416)	$—	$7,373,379	*
Fiscal Year Ended September 30, 2017	$4,221,400	($947,515)	$—	$3,273,885
Fiscal Year Ended September 30, 2016	$7,708,948	($977,636)	$—	$6,731,312

* Estimated net advisory fees before payment of sub-advisory fee to Campbell, Estimated net advisory fees after payment of sub-advisory fee to Campbell are $393.998

Supplemental Expense Information

The following table illustrates the net impact on the Fund’s direct and indirect expenses of the Fund’s current and proposed structures. The information presented in this table is supplemental to the fee table presented above, and should only be considered in conjunction therewith. As shown below, the implementation of the Fund’s investment strategy through a sub-adviser, rather than through the Swap, is expected to result in an overall net decrease of aggregate direct and indirect expenses of the Fund in connection with its investments and operations.

Direct and Indirect Expenses (annual fees paid by the Fund and to which the Fund is subject as a result of its use of the Swap to access the Campbell Program)

	Class A		Class C		Class I		Class P
	Current Structure	Proposed Structure	Current Structure	Proposed Structure	Current Structure	Proposed Structure	Current Structure	Proposed Structure
Direct Expenses
Management Fees	0.75%	1.64%	0.75%	1.64%	0.75%	1.64%	0.75%	1.64%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.00%	0.25%
Total Other Expenses	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Shareholder Service Fees	0.00%	0.00%	None	None	None	None	0.00%	0.00%
Other Expenses	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Interest Expense	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses	1.33%	2.22%	2.08%	2.97%	1.08%	1.97%	1.08%	2.22%

Fee Waiver and/or Expense Reimbursement	(0.18)%	(0.28)%	(0.18)%	(0.28)%	(0.18)%	(0.28)%	(0.18)%	(0.28)%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)	1.15%	1.94%	1.90%	2.69%	0.90%	1.69%	0.90%	1.94%

Indirect Expenses
Swap Counterparty Fees	0.35%	N/A	0.35%	N/A	0.35%	N/A	0.35%	N/A
Reference Asset Fees	1.00%	N/A	1.00%	N/A	1.00%	N/A	1.00%	N/A
Total Direct and Indirect Expenses	2.50%	1.94%	3.25%	2.69%	2.25%	1.69%	2.25%	1.94%

INFORMATION ABOUT EQUINOX

Equinox, a Delaware partnership formed in 2003, serves as the investment adviser to the Fund. It has been registered with the Commodity Futures Trading Commission as a commodity pool operator since 2010 and registered with the Securities and Exchange Commission (“SEC”) as an investment adviser since 2005. Equinox’s principal place of business is located 47 Hulfish Street, Suite 510, Princeton, New Jersey. As of May 25, 2017, Equinox had approximately $1.3 billion in assets under management. Equinox is controlled by Equinox Financial Group, LLC through that entity’s ownership interest in Equinox. The following table lists the name, principal occupation and address of the principal executive officers of Equinox:

Name	Principal Occupation	Address
Ajay Dravid	Chief Investment Officer	47 Hulfish Street, Suite 510, Princeton, NJ 08542
Robert J. Enck	President, Chief Executive Officer	47 Hulfish Street, Suite 510, Princeton, NJ 08542
Stacey Gillespie	Chief Compliance Officer	480 East Swedesford Road, Suite 300, Wayne, PA 19087
Peter Campana	Legal Counsel	47 Hulfish Street, Suite 510, Princeton, NJ 08542
Laura Latella	Chief Financial Officer	47 Hulfish Street, Suite 510, Princeton, NJ 08542

Similar Investment Strategy. Below are the advisory fee rate and net assets of the Equinox Chesapeake Strategy Fund (the “Chesapeake Fund”), the Equinox Aspect Core Diversified Strategy Fund (the “Aspect Fund”) and the Equinox IPM Systematic Macro Fund (the “IPM Fund”), three other managed futures mutual funds advised by Equinox that have similar investment objectives and strategies to those of the Fund. Each of these Funds utilize an investment structure that is similar to the structure proposed for the Fund: (i) each of the Chesapeake Fund and the Aspect Fund is managed by Equinox and uses a sub-adviser (Chesapeake Capital Corporation and Aspect Capital Limited, respectively); and (ii) the IPM Fund obtains exposure to a managed futures program through its wholly-owned subsidiary which is managed by Equinox and uses a trading adviser (IPM Informed Portfolio Management AB).

Fund Name	Advisory Fee (as a percentage of net assets)	Net Assets as of September 30, 2017
Equinox Chesapeake Strategy Fund	1.50%(1)	$53,079,966
Equinox Aspect Core Diversified Strategy Fund	1.30%(1)	$32,600,247
Equinox IPM Systemactic Macro Fund(2)	1.74%(2)	$465,597,196
(1)	Equinox has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Chesapeake Fund and the Aspect Fund, to ensure that the total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund” fees and expenses and (v) brokerage commissions, do not exceed, on an annual basis, (a) 1.85% with respect to Class I shares of the Chesapeake Fund, (b) 1.45% with respect to the Class I shares of the Aspect Fund. Equinox has contractually agreed to reduce its fees and/or reimburse expenses of the Chesapeake Fund and Aspect Fund until at least January 31, 2018.

(2)	Equinox has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Equinox IPM Systematic Macro Fund (the “IPM Fund”), to ensure that the IPM Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” (v) Rule 12b-1 distribution fees or shareholder service fees, and (vi) brokerage commissions, do not exceed, on an annual basis, 1.89% of the IPM Fund’s average daily net assets. This expense limitation will remain in effect until at least November 30, 2018 but can be terminated by the IPM Fund’s Board of Trustees on 60 days’ written notice to Equinox.

Equinox also advises several other registered investment companies that have similar investment objectives and strategies to those of the Fund but that do not allocate assets to a sub-adviser. Instead, such funds obtain exposure to the performance of a managed futures trading program through the use of a swap. Information regarding such investment companies’ advisory fee rates and net assets are provided in the table below.

Fund Name	Advisory Fee (as a percentage of net assets)	Net Assets as of September 30, 2017
Equinox Crabel Strategy Fund(1)	0.75%(2)	$1,940,059
Equinox Systematica Macro Fund(1)	0.64%(3)	$1,962,824
Equinox BH-DG Strategy Fund(1)	0.75%(4)	$79,162
(1)	Each fund utilizes a total return swap to gain exposure to managed futures program. Advisory fees do not reflect indirect fees and expenses associated with such swaps.

(2)	Equinox has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Equinox Crabel Strategy Fund (the “Crabel Fund”), to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” (v) any expenses of the Subsidiary including trading company expenses, (vi) any class specific fees and expenses, and (vii) brokerage commissions, do not exceed, on an annual basis, 1.10% of the Crabel Fund’s average daily net assets. This expense limitation will remain in effect until January 31, 2018 but can be terminated by the Crabel Fund’s Board of Trustees on 60 days’ written notice to Equinox. Following the expiration of the contractual fee waiver above, Equinox has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Crabel Fund, to ensure that the Crabel Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund” fees and expenses,” (v) any expenses of the Crabel Fund’s subsidiary including trading company expenses, (vi) any class specific fees and expenses, and (vii) brokerage commissions, do not exceed, on an annual basis, 2.00% of the Crabel Fund’s average daily net assets. This expense limitation will remain in effect until at least January 31, 2027 but can be terminated by the Crabel Fund’s Board of Trustees on 60 days’ written notice to the Equinox.

(3)	Equinox has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Equinox Systematica Macro Fund (the “Systematica Fund”), to ensure that the Systematica Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” (v) any class specific fees and expenses, and (vi) brokerage commissions, do not exceed, on an annual basis, 0.79% of the Systematica Fund’s average daily net assets. Equinox has contractually agreed to reduce its fees and/or reimburse expenses of the Systematica Fund until at least July 31, 2018. This agreement may be terminated only by the Systematica Fund’s Board of Trustees on 60 days’ written notice to Equinox.

(4)	Equinox has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Equinox BH-DG Strategy Fund (the “BH-DG Fund”), to ensure that the BH-DG Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” (v) any expenses of the Subsidiary including trading company expenses, (vi) any class specific fees and expenses, and (vii) brokerage commissions, do not exceed, on an annual basis, 1.10% of the BH-DG Fund’s average daily net assets. This expense limitation will remain in effect until January 31, 2018 but can be terminated by the BH-DG Fund’s Board of Trustees on 60 days’ written notice to Equinox. Following the expiration of the contractual fee waiver above, Equinox has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the BH-DG Fund to ensure that the BH-DG Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund” fees and expenses, (v) any expenses of the BH-DG Fund’s Subsidiary including trading company expenses, (vi) any class specific fees and expenses, and (vii) brokerage commissions, do not exceed, on an annual basis, 2.00% of the BH-DG Fund’s average daily net assets. This expense limitation will remain in effect until at least January 31, 2027 but can be terminated by the BH-DG Fund’s Board of Trustees on 60 days’ written notice to Equinox.

BASIS FOR THE BOARD’S RECOMMENDATION

TO APPROVE PROPOSALS 1 AND 2

Before considering the New Fee Schedule and the Sub-Advisory Agreement (together, the “Agreements”), the Trustees, including the Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the 1940 Act, considered information provided by Equinox and Campbell in conjunction with the November 16, 2017 in-person meeting (the “Meeting”). In determining whether to approve the Agreements, the Trustees considered information provided by Equinox and Campbell in accordance with Section 15(c) of the 1940 Act, including information regarding (i) services to be performed by Equinox for the Fund, (ii) services to be performed by Campbell for the Fund, (iii) the size and qualifications of Equinox’s and Campbell’s portfolio management staff, (iv) any potential or actual material conflicts of interest which may arise in connection with Equinox’s or Campbell’s management of the Fund, (v) performance information of Equinox and Campbell, (vi) the capitalization and financial condition of Equinox and Campbell, (vii) a comparison of the proposed advisory fee to be charged by Equinox to the Fund, the Fund’s expense ratio to the advisory fees and expense ratios of comparable funds; (viii) Campbell’s proposed sub-advisory fee arrangements with Equinox and other similarly managed clients, (ix) brokerage selection procedures (including soft dollar arrangements, if any), (x) the procedures for allocating investment opportunities between the Fund and other clients, (xi) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (xii) any litigation, investigation or administrative proceeding which may have a material impact on Equinox’s or Campbell’s ability to service the Fund, (xiii) Equinox’s and Campbell’s internal programs for ensuring compliance with the Fund’s investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xiv) Campbell’s proxy voting policies, and (xv) details regarding, and quantification of, any fee sharing arrangements with respect to the distribution of shares of the Fund. In addition, the Trustees also received and reviewed copies of the proposed Agreements and a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreements. Legal counsel to the Board reviewed with the Trustees the relevant case law with respect to the approval of the Agreements by the Trustees of an investment company. Particularly, legal counsel to the Board emphasized the Board’s obligation to evaluate the level of fees payable to Equinox in light of the delegation of a portion of its advisory duties to a sub-adviser. In addition, the Trustees were reminded that the SEC requires disclosure in shareholder reports to discuss, in reasonable detail, the material factors and the conclusions that formed the basis for a Board’s approval of the Agreements.

In addition to the information provided by Equinox as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Agreements, including the specific matters discussed below. In their deliberations the Trustees did not identify any particular factor that was controlling, and the Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between the Fund, Equinox and Campbell, as provided in the Agreements, including the proposed advisory and sub-advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the Agreements, and (ii) the Board’s review of Equinox’s Current Agreement with respect to the Fund at their in-person meeting on November 16, 2016 as required by the 1940 Act and their determination at that time that (a) Equinox had the capabilities, resources, and personnel necessary to provide satisfactory advisory services to the Fund and (b) the advisory fees to be paid by the Fund, taking into account any applicable fee limitations, represent reasonable compensation to Equinox in light of the services provided, the costs to Equinox of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment. Certain of these considerations are discussed in more detail below.

Nature, Extent and Quality of Services. The Trustees’ evaluation of the services to be provided by Equinox took into account the Trustees’ knowledge and familiarity gained as Board members, including the scope and quality of Equinox’s investment management capabilities in selecting managed futures programs, allocating assets across various managed futures programs, and managing certain types of assets in-house (e.g., fixed income securities and derivatives), and its compliance responsibilities. The Trustees also considered Equinox’s familiarity with oversight of sub-advisers gained from arrangements for other funds of the Trust. The Trustees considered the experience and depth of Equinox’s and Campbell’s personnel providing investment management services to the Fund. The Trustees concluded that the quality of services that have been provided by Equinox in the past are adequate and consistent with the terms of the Current Agreement. Based on the information provided by Equinox and Campbell, the Trustees further concluded that (i) the nature, extent and quality of the services provided by Equinox and to be provided by Campbell are appropriate and consistent with the terms of the proposed Agreements including the proposed advisory fee and sub-advisory fee, (ii) the Fund is likely to benefit from the provision of Equinox’s and Campbell’s services under the proposed Agreements, and (iii) each of Equinox and Campbell have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and have demonstrated their continuing ability to attract and retain qualified personnel.

Investment Performance. The Board considered the overall investment performance of Equinox, Campbell and the Fund. Although the Trustees gave appropriate consideration to performance reports and discussions with members of Equinox at Board meetings throughout the year, the Trustees gave particular weight to Equinox’s and Campbell’s presentation of the Fund’s and Campbell Program’s performance provided to the Board at the Meeting. The Trustees considered the Fund’s performance for the one year, three-year, and since inception periods ended September 30, 2017, as compared to the performance of five other mutual funds identified by Equinox as having a similar investment objective and strategy as the Fund (the “Peer Funds”), and six other funds advised by Equinox (the “Equinox Peer Funds”).

The Trustees noted that with respect to the Peer Funds the Fund outperformed the AQR Managed Futures Strategy Fund and the LoCorr Market Trend Fund for the one year period ended September 30, 2017, and underperformed the Goldman Sachs Managed Futures Strategy Fund, the PIMCO TRENDS Managed Futures Strategy Fund, and the Natixis ASG Managed Futures Strategy Fund for the one year period ended September 30, 2017. The Trustees further noted that the Fund underperformed all of the Peer Funds for the three year period ended September 30, 2017. The Trustees noted that Fund underperformed all of the Peer Funds for the since inception period ended September 30, 2017.

The Trustees noted that with respect to the Equinox Peer Funds the Fund outperformed the Equinox Crabel Strategy Fund and the Equinox Systematica Macro Fund for the one year period ended September 30, 2017, and underperformed the Equinox Aspect Core Diversified Strategy Fund, the Equinox BH-DG Strategy Fund, the Equinox Chesapeake Strategy Fund, and the Equinox IPM Systematic Macro Fund for the one year period ended September 30, 2017. The Trustees further noted that the Fund underperformed the Equinox BH-DG Strategy Fund, the Equinox Chesapeake Strategy Fund, the Equinox Crabel Strategy Fund, and the Equinox Systematica Macro Fund for the three year period ended September 30, 2017, and that relative performance information for the other Equinox Peer Funds was unavailable for the three year period ended September 30, 2017. The Trustees noted that the Fund outperformed the Equinox Aspect Core Diversified Strategy Fund, the Equinox Crabel Strategy Fund, and the Equinox Systematica Macro Fund for the since inception period ended September 30, 2017, and underperformed the Equinox BH-DG Strategy Fund, the Equinox Chesapeake Strategy Fund, and the IPM Systematic Macro Fund. The Board considered that direct comparisons of the Fund’s performance to that of the Peer Funds and the Equinox Peer Funds are not indicative of the Fund’s ability to provide the returns of the Campbell Program, and that the Fund performed in line with the performance of the Campbell Program given the macroeconomic environment and the parameters of the Fund’s investment strategy. Based on this information, the Trustees concluded that Equinox and Campbell possessed the expertise and ability to maintain or improve the Fund’s performance by employing a new structure.

The Trustees noted that Equinox and Campbell had each provided information regarding their advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefits resulting from Equinox’s and Campbell’s respective relationship with the Fund. The Trustees considered the proposed fees and other expenses that would be paid by the Fund to Equinox under the proposed fee schedule to the advisory agreement as compared to those of representative comparable funds managed by

Equinox and other investment advisers. The Trustees also considered the fees that Campbell charges to two other registered investment companies for which it serves as an adviser noting that the proposed contractual sub-advisory fee payable by Equinox to Campbell with respect to the Fund will be higher than the contractual sub-advisory fees payable by the two other funds sub-advised by Campbell. The Trustees evaluated explanations provided by Campbell as to differences in fees to be received under the Sub-Advisory Agreement and other funds managed by Campbell, including but not limited to the differences among the strategies of the Campbell Program and the trading strategies of the two funds with lower fees.

The Trustees noted that the proposed fees under the Sub-Advisory Agreement would be paid by Equinox, and considered the impact of such sub-advisory fee on the pro forma estimated profitability of Equinox expected to derive from its relationship with the Fund. The Trustees concluded that the advisory fee and services to be provided by Equinox were generally consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting. The Trustees concluded that the proposed investment advisory fees to be paid by the Fund to Equinox and to be paid by Equinox to Campbell were fair and reasonable.

Cost of Services and Management Profitability. The Trustees also considered (i) the costs of the services to be provided by Equinox and Campbell, (ii) the compensation and benefits to be received by Equinox and Campbell in providing services to the Fund, and (iii) related profitability. The Trustees were provided with Equinox’s and Campbell’s most recent financial statements. The Trustees noted that Equinox’s level of profitability was an appropriate factor to consider in evaluating the proposed fee arrangement, and further noted that due to the Fund’s historic and current asset levels and Equinox’s ongoing commitments with respect to maintaining an expense limitation, as proposed to be modified, for the Fund.

Under the current arrangement Equinox is responsible for negotiating the terms of the swap with the Swap Counterparty, ongoing monitoring of the swap position and due diligence regarding the Campbell Program and Campbell. Under the proposed strategy change, Equinox will be responsible for managing the Fund, overseeing Campbell including ongoing diligence on the Reference Asset and Campbell, coordinating the Fund’s compliance with Campbell and the payment of the sub-advisory fee to Campbell. The Trustees were satisfied that Equinox’s financial statements sufficiently supported Equinox management’s view that Equinox remained a healthy, ongoing concern generally and would continue to be able to provide an appropriate level of service as investment adviser to the Fund specifically. In considering the Campbell arrangements, the Board noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by Equinox out of the advisory fee it would receive under the proposed amended fee schedule to the Advisory Agreement and, in addition, that the level of such fee was negotiated at arm’s length between Equinox and Campbell and was comparable to the fee that the Fund had indirectly paid pursuant to its use of the swap agreement to gain exposure to the Campbell strategy. As a consequence, the Board determined that profitability to Campbell derived from its relationship with the Fund was not a substantial factor in the Board’s deliberations.

For similar reasons, the Board did not consider the potential economies of scale in Campbell’s management of the Fund to be a substantial factor in its consideration, particularly based on current Fund asset levels at which no such economies of scale were likely to be realized. The Trustees noted that the fee rate payable to Equinox under the new structure is higher than what Equinox receives from other funds due to the addition of a sub-adviser. Based on the information provided, the Trustees concluded that Equinox’s estimated fees and profits (if any) expected to be derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund, the quality of services to be provided by Equinox and the expense limitations agreed to by Equinox.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. As discussed above, the Board did not consider the potential economies of scale in Campbell’s management of the Fund to be a substantial factor in its consideration, particularly based on current Fund asset levels at which no such economies of scale were likely to be realized.

Conclusion. In voting to approve the Agreements, the Board considered all factors it deemed relevant and the information presented to the Board by Equinox and Campbell. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board may have given varying weights to each factor according to his own judgment. The Board determined that the approval of the Agreements would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the Sub-Advisory Agreement, for an initial two-year period commencing upon approval by shareholders at the special meeting.

Required Vote:

Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL #2:	TO APPROVE A SUB-ADVISORY AGREEMENT BY AND BETWEEN THE TRUST, ON BEHALF OF THE FUND, CAMPBELL & COMPANY INVESTMENT ADVISER LLC AND EQUINOX

Background:

In order for Campbell to serve as a sub-adviser to the Fund, shareholders of the Fund are being asked to approve the Sub-Advisory Agreement. The form of Sub-Advisory Agreement as approved by the Trustees is attached as Exhibit B. Information about Campbell and a summary of the substantive terms of the Sub-Advisory Agreement are provided below. If shareholders of the Fund approve the New Fee Schedule and the Sub-Advisory Agreement, the Trust, on behalf of the Fund, and Equinox will enter into a sub-advisory agreement with Campbell pursuant to which Equinox will pay Campbell a sub-advisory fee which is accrued daily and payable monthly, based on the average daily net assets of the Fund.

Information on Campbell & Company Investment Adviser LLC:

Campbell is an SEC-registered investment adviser and CFTC-registered Commodity Trading Adviser, with its principal place of business at 2850 Quarry Lake Drive, Baltimore, Maryland. Campbell manages capital for investment companies and other pooled investment vehicles. As of September 19, 2017, Campbell had approximately $356 million under management, and together with its affiliates, approximately $4.4 billion under management. Campbell is a wholly owned subsidiary of Campbell & Company, LP. Campbell & Company, LLC is the General Partner of Campbell & Company, LP. Campbell & Company, LLC is controlled by KC Holding, Inc. and EC, LLC, which is wholly owned by certain executive officers of Campbell & Company, LP through membership interests.

The following table lists the name and principal occupation the principal executive officers of Campbell. The address for each officer is 2850 Quarry Lake Drive, Baltimore, Maryland 21209.

Name	Principal Occupation
Geoffrey William Andrews	Chief Executive Officer
Michael S. Harris	President
Kevin D. Cole	Chief Research Officer
Gregory T. Donovan	Chief Financial Officer, Treasurer and Assistant Secretary
Jeri R. Hawthorne	Director of Human Resources
Heidi L. Kaiser	Deputy General Counsel and Chief Compliance Officer
Joseph D. Kelly	Managing Director, Client Solutions Group
Thomas P. Lloyd	General Counsel, Secretary and Assistant Treasurer
Robert W. McBride	Chief Technology Officer
Brian O. Nabet	Director of Technology
John R. Radle	Global Head of Trading
Darvin N. Sterner	Managing Director of Private Wealth Distribution
Adam T. Tremper	Director of Marketing

Below are the advisory fee rates and net assets of two other managed futures mutual funds advised or sub-advised by Campbell, each of which have a similar investment objective to that of the Fund, but employ a different investment strategy from that employed by the Fund.

Fund Name	Advisory Fee (as a percentage of net assets)	Net Assets as of August 31, 2017
Campbell Dynamic Trend Fund	1.05%(1)	$9,132,743
Campbell Multi-Asset Carry Fund	1.05%(1)	$14,499,627
(1)	Campbell has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. certain items) to 1.25% of the Fund’s average daily net assets.

If the Sub-Advisory Agreement is approved by shareholders, Campbell will manage the portion of the Fund’s assets that are allocated to the Campbell Program. Campbell uses a managed futures program to invest in a variety of assets and markets in and outside of the United States, including emerging countries, with the goal of providing returns that have a low correlation with equity and fixed-income markets.

Summary of the Sub-Advisory Agreement:

The proposed Sub-Advisory Agreement is attached hereto as Exhibit A. A description of the proposed Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General. Under the terms of the Sub-Advisory Agreement, Campbell shall be responsible for managing that portion of the Fund’s assets that has been allocated to it by Equinox (“Fund Account”). In providing investment management services to the Fund, Campbell determines which instruments and securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust, the investment objectives, policies and restrictions set forth in the Fund’s registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees of the Trust may determine.

The Sub-Advisory Agreement states that Campbell will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions Campbell effects on behalf of the Fund, (2) furnish the Board and Equinox with such periodic and special reports as the Board or Equinox may reasonably request, and (3) provide the Board or Equinox with economic and investment analyses and reports.

Brokerage Commissions and Portfolio Transactions. Campbell shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by the Sub-Advisory Agreement) to execute portfolio transactions initiated by Campbell, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Fund’s Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust’s Board.

Compensation. For services rendered, Equinox will pay Campbell a sub-advisory fee, which is accrued daily and payable monthly, at an annual rate based on the average daily net assets of the Fund.

Liability of Campbell & Company Investment Adviser LLC. The Sub-Advisory Agreement provides that Campbell shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of Campbell in the performance of its duties or from reckless disregard by Campbell of its obligations and duties under such agreement.

Term. If the Sub-Advisory Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of “a majority of the outstanding voting securities” (as defined below under “Required Vote”) of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).

Termination of the Agreement. Under the terms of the Sub-Advisory Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days’ written notice by any party. The Trust, on behalf of the Fund, may agree to terminate the Sub-Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Board. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment.

For a discussion of the basis for the Board’s recommendation for this Proposal, please see the “BASIS FOR THE BOARD’S RECOMMENDATION TO APPROVE PROPOSALS 1 AND 2” section on page 7.

Required Vote:

Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDER VOTE “FOR” PROPOSAL 2.

*    *

PROPOSAL #3:	TO AUTHORIZE THE BOARD AND EQUINOX TO ENTER INTO AND MATERIALLY AMEND INVESTMENT SUB-ADVISORY AGREEMENTS ON BEHALF OF THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL

Background:

Pursuant to the Current Agreement, Equinox is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Board.

The provisions of the 1940 Act that apply to the Fund require that investment advisory agreements between funds and their investment managers (including sub-advisers) be approved by shareholders. The Order, however, permits Equinox and any existing or future registered open-end investment company or series advised by Equinox to hire certain new sub-advisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the Independent Trustees, and certain other conditions. The Order would allow Equinox to hire, without shareholder approval, new sub-advisers that are not affiliated with Equinox in any way other than by serving as a sub-adviser to the sub-advised funds. Before the Fund may rely on the Order, the Fund must satisfy several conditions outlined within the Order, one of which is approval of shareholders by a majority of the outstanding voting securities, as defined in the 1940 Act, to permit Equinox to hire and replace sub-advisors and materially amend sub-advisory agreements for a Fund, subject to the prior approval of the Board, but without shareholder approval.

How the Order will Operate:

Under the Order, Equinox will be permitted to appoint and replace sub-advisers for the Fund and to enter into and approve amendments to sub-advisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Trustees, must approve any new sub-adviser and any new or amended sub-advisory agreement. The Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after hiring the sub-adviser and provide an information statement that contains the same information required in a proxy statement in connection with shareholder approval of a sub-advisory contract.

Under the Order, Equinox would have the overall responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, the Order requires Equinox, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment goal, policies and restrictions. In addition, subject to the review by the Board, Equinox is required to: (i) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; and (ii) monitor and evaluate the performance of the sub-advisers. The replacement of the Equinox or material changes to the Fund’s investment advisory agreement would, however, require prior shareholder approval.

If Equinox, with the approval of the Board, including a majority of the Fund’s Independent Trustees, determines that the use of the Order is in the best interest of the Fund, the Order would, without obtaining shareholder approval: (1) enable a new sub-adviser to commence providing services to the Fund immediately and with less potential expense to the Fund; (2) permit Equinox to allocate and reallocate the Fund’s assets among itself and one or more sub-advisers; and (3) permit the Board to approve material changes to a sub-advisory agreement.

If approved, the Order would allow Equinox the flexibility to enter into and materially amend advisory agreements with sub-advisers without incurring the substantial costs and delays involved in a proxy solicitation, costs that are ultimately paid by the fund’s shareholders. Lastly, the approval of the Order will allow Equinox to further enhance its business continuity plans. Having the flexibility to rely on the Order would provide an additional option for Equinox and the Fund to continue their operations should an event, such as a natural disaster, significantly disrupt the operations of Equinox or the Fund in the future.

Fees:

Approval of this Proposal will not affect your fees as a shareholder of the Fund. The authorization to use the Order will not entail an increase in the investment advisory fees paid by the Fund. Further shareholder approval would be necessary to increase the advisory fees that are payable by the Fund.

Required Vote:

Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 3.

*    *

ADDITIONAL INFORMATION

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator, Accounting and Transfer Agent	U.S. Bancorp Fund Services, LLC
Distributor	Northern Lights Distributors, LLC
Custodian	U.S. Bank, N.A.
Legal Counsel	Pepper Hamilton LLP

U.S. Bancorp Fund Services, LLC, is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and Northern Lights Distributors, LLC is located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Equinox. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust may solicit proxies by telephone, telegram or personally. The Trust has engaged Computershare, Inc., a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram, electronically or personally. The anticipated cost of soliciting proxies is approximately $21,144.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person or require additional information regarding the proxy or replacement proxy card, they may contact the Fund at 866-492-5764.

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders giving a proxy have the power to revoke it by mail (addressed to Equinox Funds Trust, P.O. Box 701 Milwaukee, Wisconsin 53201) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of at least 33 1/3% (thirty-three and one third percent) of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal. Because each of the proposals being considered at the Meeting is a non-routine proposal under applicable rules governing the ability of broker-dealers to vote shares for which no instructions are given by the beneficial owner or person entitled to vote, it is anticipated that “broker non-votes” will have no bearing on the outcome of a proposal.

Voting Requirement

The Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Shareholder Information

Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, there were 37,071,527.258 outstanding shares of the Fund. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address of Owner	Number of Shares of Held of Record or Beneficially	Percentage of Class
Class A
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST # P08 MINNEAPOLIS MN 55402-4413 211 MAIN STREET SAN FRANCISO CA 94105-1905	114,113.703	5.29%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	153,025.435	7.09%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	464,822.452	21.53%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	185,093.573	8.57%

Name and Address of Owner	Number of Shares of Held of Record or Beneficially	Percentage of Class
Class C
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	145,422.147	6.36%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	985,180.456	43.06%
Class P
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	244,185.107	5.51%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	3,961,536.162	89.36%
Class I
STRAFE & CO FBO CCT - POOLED FUND - MAIN R63547005 P O BOX 6924 NEWARK DE 19714-6924	19,264,898.284	68.34%

As of the Record Date, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.

Shareholder Proposals for Subsequent Meetings

The Trust does not hold regular annual Shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Equinox Funds Trust, P.O. Box 701, Milwaukee, Wisconsin 53201, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.

By Order of the Board of Trustees,

Robert Enck

President

Equinox Funds Trust

Dated: January 9, 2018

IF YOU CANNOT ATTEND THE MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

EXHIBIT A

NEW FEE SCHEDULE

TO THE

INVESTMENT ADVISORY AGREEMENT DATED DECEMBER 30, 2010

BETWEEN

EQUINOX FUNDS TRUST AND EQUINOX FUND MANAGEMENT, LLC*

Investment Advisory Fee Schedule

Fund	Annual Fee as a Percentage of Fund’s Average Daily Net Assets	Effective Date of Board Approval	Agreement Execution Date with respect to a Fund**
Equinox Campbell Strategy Fund	1.64% (164 basis points)	November 16, 2017

*	As assigned pursuant to the Transfer and Assumption Agreement dated August 21, 2015, between Equinox Fund Management, LLC and Equinox Institutional Asset Management, LP

EQUINOX FUNDS TRUST

By:
Name:	Robert J. Enck
Title:	President

EQUINOX INSTITUTIONAL ASSET MANAGEMENT, LP

By:
Name:	Robert J. Enck
Title:	President

A-1

EXHIBIT B

FORM OF

SUB-ADVISORY AGREEMENT

EQUINOX CAMPBELL STRATEGY FUND

THIS SUB-ADVISORY AGREEMENT is made as of the [    ] day of [                ], 2018, among Equinox Funds Trust, a Delaware statutory trust (the “Trust”), Equinox Institutional Asset Management, LP (the “Adviser”), a limited partnership organized under the laws of the state of Delaware and Campbell & Company Investment Adviser LLC, a Delaware limited partnership (the “Sub-Adviser”), registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and

WHEREAS, the Equinox Campbell Strategy Fund (the “Fund”) is a series of the Trust; and

WHEREAS, the Adviser acts as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement between the Trust and the Adviser under which the Adviser is responsible for the coordination of investment of the Fund’s assets in portfolio securities; and

WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

I. Appointment of Sub-Adviser. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Sub-Advised Account”). The Adviser may, from time to time, make additions to and withdrawals from the Sub-Advised Account.

II. Acceptance of Appointment. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Fund with respect to the investments of the Sub-Advised Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

III. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

SECTION 1. The Fund’s Investment Advisory Agreement;

SECTION 2. The Trust’s most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

SECTION 3. The Trust’s Agreement and Declaration of Trust and By-Laws; and

SECTION 4. Any policies, procedures or instructions adopted or approved by the Trust’s Board of Trustees relating to obligations and services provided by the Sub-Adviser.

IV. Portfolio Management Services of the Sub-Adviser. The Sub-Adviser is hereby employed and authorized to select portfolio securities and other assets for investment by the Fund, to purchase and to sell securities and other assets for the Sub-Advised Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Sub-Advised Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate in writing to the Sub-Adviser, the investment objective, policies and restrictions of the Trust applicable to the Fund furnished pursuant to Section 5 of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated in writing to the Sub-Adviser by the Adviser (including, but not limited to, the investment objective, policies and restrictions attached hereto as Annex A). The Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities or other assets for the Sub-Advised Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Trust the records listed in Schedule B hereto (as amended from time to time). At the Trust’s reasonable request, the Sub-Adviser will consult with the Trust or with the Adviser with respect to any decision made by it with respect to the investments of the Sub-Advised Account.

V. Investment Objective, Policies and Restrictions. The Trust hereby provides the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Sub-Advised Account as contained in the Fund’s Prospectus and Statement of Additional Information as set forth in Annex A attached hereto. The Trust agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Fund, all amendments or supplements to the Prospectus and Statement of Additional Information with respect to the Fund’s investment objective, policies and restrictions applicable to the Sub-Advised Account, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust further agrees to provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Trust retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

VI. Transaction Procedures. All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Sub-Advised Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the administrator designated by the Trust or any other designated agent of the Trust, all investment orders for the Sub-Advised Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

VII. Allocation of Brokerage. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Fund’s Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust’s Board of Trustees.

SECTION 1. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing the best price and execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Trust, the Adviser nor the Sub-Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with certain such brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser. The Sub-Adviser is also authorized to place orders with certain brokers for services deemed by the Adviser to be beneficial for the Fund; and the Sub-Adviser shall follow the directions of the Adviser or the Trust in this regard.

SECTION 2. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Sub-Advised Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best price and execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust in respect of the Fund and to such other clients.

SECTION 3. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Sub-Advised Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any Fund of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and the Trust’s Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and the Trust’s Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers.

SECTION 4. The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Fund, which is advising the Fund, concerning the Sub-Adviser or its affiliated persons’ transactions with the Fund in securities or other assets of the Fund, and (ii) will be limited to providing investment advice with respect to the Sub-Advised Account.

VIII. Proxies. The Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Sub-Advised Account may be invested from time to time. At the request of the Adviser, the Sub-Adviser shall provide the Adviser with its recommendations as to the voting of such proxies.

IX. Reports to the Sub-Adviser. The Trust will provide the Sub-Adviser with such periodic reports concerning the status of the Sub-Advised Account as the Sub-Adviser may reasonably request.

X. Use of Name. The Sub-Adviser consents to the use by the Fund of the name or identifying words “Campbell” in the name of the Fund. Such consent is conditioned upon the employment of the Sub-Adviser as the investment sub-adviser to the Fund. The name or identifying words “Campbell” may be used from time to time in other connections and for other purposes by the Sub-Adviser and any of its affiliates. The Sub-Adviser may require the Fund to cease using “Campbell” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Sub-Adviser, any successor thereto or any affiliate thereof as investment sub-adviser.

XI. Fees for Services. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C.

XII. Other Investment Activities of the Sub-Adviser. The Trust acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts (“Affiliated Accounts”). Subject to the provisions of Section 7(b) hereof, the Trust agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Sub-Advised Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Sub-Advised Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Sub-Advised Account and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Sub-Advised Account may have an interest from time to time, whether in transactions which involve the Sub-Advised Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Sub-Advised Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Sub-Advised Account or otherwise.

XIII. Certificate of Authority. The Trust, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, a Sub-Advised Account, the Adviser and/or the Sub-Adviser.

XIV. Limitation of Liability. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act. Neither the Sub-Adviser nor its affiliated persons shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or a reckless disregard of its duty to the Trust.

XV. Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Sub-Advised Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

XVI. Assignment. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Trust and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

XVII. Representations, Warranties and Agreements of the Fund. The Trust represents, warrants and agrees that:

SECTION 1. The Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Sub-Advised Account as contemplated hereby.

SECTION 2. The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund’s then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Sub-Advised Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

SECTION 3. The Trust is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Trust by applicable law and regulations.

XVIII. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:

SECTION 1. The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Sub-Advised Account as contemplated hereby.

SECTION 2. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

XIX. Representations. Warranties and Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

SECTION 1. The Sub-Adviser is registered as an “investment adviser” under the Investment Advisers Act of 1940 (“Advisers Act”).

SECTION 2. The Sub-Adviser is registered as a “commodity trading advisor” and a “commodity pool operator” with the U.S. Commodity Futures Trading Commission.

SECTION 3. The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

SECTION 4. The Sub-Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust, unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

SECTION 5. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Sub-Advised Account as the Adviser or the Trust may from time to time require to assure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

SECTION 6. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Sub-Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

SECTION 7. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust and the Adviser.

SECTION 8. The Sub-Adviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

SECTION 9. The Sub-Adviser shall at all times during the term of this Agreement maintain the operational and investment capacity to direct additional assets contributed to the Sub-Advised Account up to a size of at least 1 billion USD.

XX. Amendment. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

XXI. Effective Date; Term. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

XXII. Termination.

SECTION 1. This Agreement may be terminated by the Trust (by a vote of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Trust, upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

SECTION 2. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

XXIII. Definitions. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person,” “principal underwriter” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

XXIV. Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

XXV. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

XXVI. Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

XXVII. Entire Agreement. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

EQUINOX FUNDS TRUST on behalf of the Equinox Campbell Strategy Fund

By:
Name:	Robert Enck
Title:	President and Principal Executive Officer

CAMPBELL & COMPANY INVESTMENT ADVISER LLC

By:
Name:
Title:

EQUINOX INSTITUTIONAL ASSET MANAGEMENT, LP

By:
Name:	Robert Enck
Title:	President

SCHEDULE A

OPERATING PROCEDURES

From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Trust’s compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

SUBSTANTIVE LIMITATIONS

A.	The Sub-Adviser will manage the Sub-Advised Account as a registered investment company subject to the investment objective, policies and limitations applicable to the Fund stated in the Trust’s Prospectus and Statement of Additional Information, as from time to time in effect, included in the Trust’s registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the “1940 Act”), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Sub-Advised Account.

B.	The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Sub-Advised Account:

1.	purchase securities of any issuer if such purchase would cause more than 10 % of the voting securities of such issuer to be held in the Sub-Advised Account (1940 Act §5(b)(1); IRC §851(b)(4)(a)(ii));

2.	purchase securities if such purchase would cause:

a.	more than 3% of the outstanding voting stock of any other investment company to be held in the Sub-Advised Account (1940 Act §12(d)(1)(A)(i)),

b.	securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Sub-Advised Account to be held in the Sub-Advised Account (1940 Act §12(d)(1)(A)(ii)),

c.	securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Sub-Advised Account to be held in the Sub-Advised Account (1940 Act §12(d)(1)(A)(iii)),

d.	more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Sub-Advised Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Trust (1940 Act §12(d)(1)(C));

3.	purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Sub-Advised Account (1940 Act §12(d)(2)); or

4.	purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless

a.	such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

b.	despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

(1)	immediately after the purchase of any equity security, the Sub-Advised Account would not own more than 5% of outstanding securities of that class of the issuer’s equity securities (1940 Act Rule 12d3-1(b)(1));

(2)	immediately after the purchase of any debt security, the Sub-Advised Account would not own more than 10% of the outstanding principal amount of the issuer’s debt securities (1940 Act Rule 12d3-1(b)(2)); and

(3)	immediately after the purchase, not more than 5% of the value of the Sub-Advised Account’s total assets would be invested in the issuer’s securities (1940 Act Rule 12d3-1(b)(3)).

C.	The Sub-Adviser will manage the Sub-Advised Account so that no more than 10% of the gross income of the Sub-Advised Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC §512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act §2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities, or currencies (IRC §851(b)(2)).

Dated: [            ]

SCHEDULE B

RECORD KEEPING REQUIREMENTS

Records to Be Maintained by the Sub-Adviser:

A.	(Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Sub-Advised Account for, or in connection with, the purchase or sale of securities or other assets, whether executed or unexecuted. Such records shall include:

1.	the name of the broker;

2.	the terms and conditions of the order and of any modification or cancellation thereof;

3.	the time of entry or cancellation;

4.	the price at which executed;

5.	the time of receipt of a report of execution; and

6.	the name of the person who placed the order on behalf of the Sub-Advised Account.

B.	(Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities and other assets to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

1.	shall include the consideration given to:

a.	the sale of shares of the Trust by brokers or dealers;

b.	the supplying of services or benefits by brokers or dealers to:

(1)	the Trust,

(2)	the Adviser,

(3)	the Sub-Adviser, and

(4)	any person other than the foregoing; and

c.	any other consideration other than the technical qualifications of the brokers and dealers as such;

2.	shall show the nature of the services or benefits made available;

3.	shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

4.	shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C.	(Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of Fund securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of Fund securities and such other information as is appropriate to support the authorization.

D.	(Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser’s transactions with respect to the Sub-Advised Account.

Dated: [            ]

ANNEX A

Investment Objective, Policies and Restrictions

The Sub-Adviser will manage the Futures Portfolio and the Subsidiary’s Futures Portfolio by applying the Campbell Program. The Campbell Program seeks to generate attractive risk-adjusted returns across a broad range of market conditions through systematic investments in a diversified portfolio that may include swaps, futures and forward contracts in various global assets, including global interest rates, stock indices, currencies and commodities. The Campbell Program seeks to invest in a variety of assets and markets in and outside of the United States including emerging countries. The Campbell Program consists of trend following and other quantitative strategies that aim for low correlation to traditional asset classes such as equities and fixed income and are diversified by investment style, information source, investment holding period and instrument.

Campbell’s investment philosophy is driven by a belief that markets are broadly efficient but trends emerge and remain due to shifts in supply, demand, and other economic factors. Asset mispricing can occur as a result of instability and uncertainty in markets, strongly-held opinions by market participants, or an unreliable flow of market information. Campbell seeks to systematically identify price trends and to develop macro and fundamental themes that exploit asset mispricing.

The Campbell Program uses quantitative modeling to develop and maintain systematic trading strategies driven by scientific analysis of technical, macro, and econometric data across global financial and commodity markets. The Campbell Program is designed to analyze market data to identify trends and relationships occurring within and across markets and asset classes globally. Once identified, these trends and relationships are converted into mathematical models that can be historically tested. Once a model is developed and thoroughly tested, it undergoes a rigorous peer review process to evaluate strength of theory and robustness. Model assumptions and other criteria are also analyzed, including tail risk, broad level risk factor exposures, market diversification, correlation, and volatility as well as transaction costs. New models must demonstrate efficacy on a stand-alone basis while complimenting the existing portfolio.

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PROXY	EQUINOX FUNDS TRUST
EQUINOX CAMPBELL STRATEGY FUND
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 5, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Peter Campana and Victor Scott, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Equinox Funds Trust (the “Trust”) to be held at the offices of Equinox Institutional Asset Management, LP, 47 Hulfish Street, Suite 510, Princeton, NJ 08542 on February 5, 2018 at 10:30 a.m., Eastern time, and at any and all adjournments thereof.

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE PROPOSALS AND ANY SUBSEQUENT PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

ECS_29547_010318

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholders Meeting to Be Held on February 5, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/usb-29547

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals

		FOR	AGAINST	ABSTAIN
1.	To approve a new fee schedule to the investment advisory agreement between Equinox Funds Trust (the “Trust”), on behalf of the Equinox Campbell Strategy Fund (the “Fund”), and Equinox Institutional Asset Management, LP (“Equinox”);	☐	☐	☐

2.	To approve a sub-advisory agreement by and between the Trust, on behalf of the Fund, Campbell & Company Investment Adviser LLC and Equinox; and	☐	☐	☐

3.	To authorize the Board of Trustees of the Trust and Equinox to enter into and materially amend investment sub-advisory agreements on behalf of the Fund without obtaining shareholder approval.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

    Note:  Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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∎    xxxxxxxxxxxxxx                       ECS 29547            M    xxxxxxxx                             +